EXHIBIT 10.16

                    SKYSAT COMMUNICATIONS NETWORK CORPORATION
                             STOCK OPTION AGREEMENT
                          UNDER 1994 STOCK OPTION PLAN
                           NON-QUALIfIED STOCK OPTION

                                 April 14, 1997

     AGREEMENT entered into by and between Skysat Communications Network Corporation, a Delaware corporation with its principal place of business in New York, New York, and the undersigned director, officer, or employee of, or consultant to, the Company (the "Optionee").

     1. The Company desires to grant the Optionee a non-qualified stock option under the Company's 1994 Stock Option Plan, as amended (the "Plan") to acquire shares of the Company's Class A Common Stock, $.001 par value per share (the "Shares").

     2. The Plan provides that each option is to be evidenced by an option agreement, setting forth the terms and conditions of the option.

     ACCORDINGLY, in consideration of the premises of the mutual covenants and agreements contained herein, the Company and the Optionee hereby agree as follows:

     1.   Grant of Option.

     The Company hereby grants to the Optionee a non-qualified stock option (the "Option") to purchase all or any part of an aggregate of the number of Shares shown at the end of this Agreement on the terms and conditions hereinafter set forth. This option shall not be treated as an incentive stock option under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code).

     2.   Purchase Price.

     The purchase price ("Purchase Price") for the Shares covered by the Option shall be the dollar amount per Share shown at the end of this Agreement.

     3.   Time of Exercise of Option.

     The Option shall vest and become exercisable as of the date of this Agreement. To the extent the Option is not exercised by the Optionee when it becomes exercisable, it shall not expire, but shall be carried forward and shall be exercisable, on a cumulative basis, until the Expiration Date, as hereinafter defined.

     4.   Term of Option.

     Each Option shall expire on the date shown at the end of this Agreement (the "Expiration Date"), as determined by the Board of Directors of the Company (the "Board"), which shall not be more than ten (10) years from the date of the granting thereof, subject to earlier termination as herein provided.

     5.   Manner of Exercise of Option.

     (a) To the extent that the right to exercise the Option has accrued and is in effect, the Option may be exercised in frill or in part by giving written notice to the Company stating the number of Shares exercised and accompanied by payment in full for such Shares. No partial exercise may be made for less than one hundred (100) full shares of Common Stock. Payment may be either wholly in cash or in whole or in part in Shares already owned by the person exercising the Option, valued at fair market value as of the date of exercise; provided, however, that payment of the exercise price by delivery of Shares already owned by the person exercising the Option may be made only if such payment does not result in a charge to earnings for financial accounting purposes as determined by the Board. Upon such exercise, delivery of a certificate for paid-up, non-assessable Shares shall be made at the principal office of the Company to the person exercising the Option, not less than thirty (30) and not more than ninety (90) days from the date of receipt of the notice by the Company.

     (b) The Company shall at all times during the term of the Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Option.

     6.   Non-Transferability.

     The right of the Optionee to exercise the Option shall not be assignable or transferable by the Optionee otherwise than by will or the laws of descent and distribution, and the Option may be exercised during the lifetime of the Optionee only by him or her. The Option shall be null and void and without effect upon the bankruptcy of the Optionee or upon any attempted assignment or transfer, except as hereinabove provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

     7.   Representation Letter and Investment Legend.

     (a) In the event that for any reason the Shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933, as amended (the "1933 Act"), upon any date on which the Option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form attached hereto as Exhibit 1 and the Company shall place an "investment legend", so-called, as described in
Exhibit 1, upon any certificate for the Shares issued by reason of such exercise.

     (b) The Company shall be under no obligation to qualify the Shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purposes of covering the issue of the Shares.


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

     8.   Adjustments on Changes in Capitalization.

     Adjustments on changes in capitalization and the like shall be made in accordance with the Plan, as in effect on the date of this Agreement.

     9.   No Special Employment Rights.

     Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Optionee for the period within which this Option may be exercised. However, during the period of the Optionee's employment, the Optionee shall render diligently and faithfully the services which are assigned to the Optionee from time to time by the Board or by the executive officers of the Company and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company.

     10.  Rights of a Shareholder.

     The Optionee shall have no rights as a shareholder with respect to any Shares which may be purchased by exercise of this Option unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Optionee. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     11.  Withholding Taxes.

     Whenever Shares are to be issued upon exercise of this Option, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy all Federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. The Company may agree to permit the Optionee to withhold Shares purchased upon exercise of this Option to satisfy the above-mentioned withholding requirement; provided, however, no such agreement may be made by an Optionee who is an officer or director within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, except pursuant of a standing election to so withhold Shares purchased upon exercise of an Option, such election to be made in the form set forth in Exhibit 2 hereto and to be made no less than six (6) months prior to the date of such exercise. Such election may be revoked by the Optionee only upon six (6) months prior written notice to the Company.


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

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the date and year first above written.


SKYSAT COMMUNICATIONS NETWORK           OPTIONEE
CORPORATION


By: /s/ Eddy W. Friedfeld                    /s/ Martin D Fife
    ---------------------------         -----------------------------
   Title: ASSISTANT TO THE CHAIRMAN     Signature


                                        Name: Martin D Fife
                                             ------------------------
                                           (Printed)

                                        Address: 405 Lexington Avenue
                                                 --------------------
                                          New York, NY 10174
                                        ------------------------------


                                        ------------------------------
                                        Social Security Number


                                             25,000
                                        ------------------------------
                                        Number of Shares


                                             $1.00
                                        ------------------------------
                                        Purchase Price Per Share


                                             March 26, 2007
                                        ------------------------------
                                        Expiration Date


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

                                    EXHIBIT 1
                            TO STOCK OPTION AGREEMENT

Gentlemen:

     In connection with the exercise by me as to _______ shares of Common Stock, $.001 par value per share, of Skysat Communications Network Corporation (the "Company"), under the non-qualified stock option agreement dated April 7, 1994, granted to me under the 1994 stock option Plan, I hereby acknowledge that I have been informed as follows:

     1. The shares of common stock of the Company to be issued to me pursuant to the exercise of said option have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and accordingly, must be held indefinitely unless such shares are subsequently registered under the 1933 Act, or an exemption from such registration is available.

     2. Routine sales of securities made in reliance upon Rule 144 under the 1933 Act can be made only after the holding period and in limited amounts in accordance with the terms and conditions provided by that Rule, and in any sale to which that Rule is not applicable, registration or compliance with some other exemption under the 1933 Act will be required.

     3. The Company is under no obligation to me to register the shares or to comply with any such exemptions under the 1933 Act.

     4. The availability of Rule 144 is dependent upon adequate current public information with respect to the Company being available and, at the time that I may desire to make a sale pursuant to the Rule, the Company may neither wish nor be able to comply with such requirement.

     In consideration of the issuance of certificates for the shares to me, I hereby represent and warrant that I am acquiring such shares for my own account for investment, and that I will not sell, pledge or transfer such shares in the absence of an effective registration statement covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the 1933 Act. In view of this representation and warranty, I agree that there may be affixed to the certificates for the shares to be issued to me, and to all certificates issued hereafter representing such shares (until in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) a legend as follows:

               "The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and were acquired by the registered holder, pursuant to a representation and warranty that such holder was acquiring such shares for his own account and for investment, with no intention to transfer or dispose of the same in violation of the registration requirements of the Act. These shares may not be sold, pledged, or transferred in the absence of an effective registration statement under the Act, or an opinion of counsel, which opinion is


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

               reasonably satisfactory to counsel to the Company, to the effect that registration is not required under the Act."

     I further agree that the Company may place a stop order with its Transfer Agent, prohibiting the transfer of such shares, so long as the legend remains on the certificates representing the shares.


                                        Very truly yours,

                                    EXHIBIT 2
                            TO STOCK OPTION AGREEMENT

Gentlemen:

     The undersigned Optionee hereby elects and agrees that, whenever the undersigned exercises a stock option (including any options which now or may hereafter be granted), the Company shall withhold from the shares issuable upon such exercise, such number of shares as is equal in value to the federal and state withholding taxes due upon such exercise. The undersigned further acknowledges and agrees that this election may not be revoked without six (6) months prior written notice to the Company.


                                        OPTIONEE

                                        _______________________________
                                        Signature

                                        _______________________________
                                        Name:
                                             (Printed)

                                        _______________________________
                                        Social Security Number


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